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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report and to all references to our Firm included in or made part of this Form 10-K and to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed Registration Statement on Form S-8 (File No. 333-63995).

                                                ARTHUR ANDERSEN L.L.P.


Denver, Colorado
  March 30, 1999